SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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SERENA SOFTWARE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 25, 2004

2:00 p.m.

To the Stockholders of SERENA Software, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SERENA Software, Inc., a Delaware corporation (“SERENA”), will be held on Friday, June 25, 2004, at 2:00 p.m., local time, at SERENA’s principal executive offices at 2755 Campus Drive, 3rd Floor, San Mateo, California 94403 for the following purposes:

1.	To elect directors to serve until the next Annual Meeting of Stockholders or until their successors are elected;

2.	To ratify the appointment of KPMG LLP as independent auditors for SERENA for the fiscal year ending January 31, 2005; and

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on May 14, 2004, are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

By order of the Board of Directors

SERENA SOFTWARE, INC.

/s/ Vita Strimaitis

Vita A. Strimaitis

Secretary

San Mateo, California

May 28, 2004

YOUR VOTE IS IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE

REQUESTED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY AS PROMPTLY AS

POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

SERENA SOFTWARE, INC.

PROXY STATEMENT FOR THE

2004 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the board of directors of SERENA Software, Inc., a Delaware corporation (“SERENA”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, June 25, 2004, at 2:00 p.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at SERENA’s principal executive offices at 2755 Campus Drive, 3rd Floor, San Mateo, California 94403. The telephone number at that location is (650) 522-6600. When proxies are properly dated, executed, and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein, for the ratification of the appointment of KPMG LLP as independent auditors as set forth herein, and at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

These proxy solicitation materials and the Annual Report to Stockholders for the fiscal year ended January 31, 2004, including financial statements, were first mailed on or about June 4, 2004, to all stockholders entitled to vote at the Annual Meeting.

Record Date and Shares Outstanding

Stockholders of record at the close of business on May 14, 2004 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, SERENA had issued and outstanding and entitled to vote 38,415,328 shares of common stock, $.001 par value.

Revocability of Proxies

Any proxy given pursuant to the solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of SERENA at or before the taking of the vote at the Annual Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of SERENA at or before the taking of the vote at the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to SERENA Software, Inc. at 2755 Campus Drive, 3rd Floor, San Mateo, California 94403, Attention: Secretary, or hand-delivered to the Secretary of SERENA at or before the taking of the vote at the Annual Meeting.

Voting

Each share of common stock outstanding on the Record Date is entitled to one vote. Stockholders’ votes will be tabulated by persons appointed by the board of directors to act as inspectors of election for the Annual Meeting. The holders of a majority of our outstanding shares of common stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Abstentions and broker non-votes are considered stockholders who are present and entitled to vote and they count toward the quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner (despite voting on at least one other proposal for which the nominee does have discretionary authority or for which it has received instructions). Brokers holding shares of record for customers generally are not entitled to vote on certain “non-routine” matters unless they receive voting instructions from their customers.

Solicitation of Proxies

The expense of soliciting proxies in the enclosed form will be borne by SERENA. In addition, SERENA may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by certain of SERENA’s directors, officers, and employees, personally or by telephone, telegram, facsimile, or other means of communication. No additional compensation will be paid for such services.

Deadline for Receipt of Stockholder Proposals for Year 2005 Annual Meeting

Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission and our bylaws. Stockholder proposals that are intended to be included in our Proxy Statement and form of Proxy relating to the meeting for our 2005 Annual Meeting of Stockholders under rules set forth in the Securities Exchange Act of 1934 must be received by us no later than February 4, 2005 to be considered for inclusion. If a stockholder intends to submit a proposal or nomination for director for our 2005 Annual Meeting of Stockholders that is not to be included in our Proxy Statement and form of Proxy relating to this meeting, the stockholder must give us notice in accordance with the requirements set forth in our bylaws no later than March 25, 2005. Our bylaws require that certain information and acknowledgments with respect to the proposal and the stockholder making the proposal be set forth in the notice. A copy of the relevant bylaw provision is available upon written request to:

SERENA Software, Inc.

2755 Campus Drive, 3rd floor

San Mateo, CA 94403-2538

Attention: Corporate Secretary

SUMMARY OF PROPOSALS

The board of directors has included two proposals on the agenda for our annual meeting. The following is a brief summary of the matters to be considered and voted upon by our stockholders.

1.	Election of Directors

Our board of directors currently consists of seven directors. The first proposal on the agenda for our annual meeting is the election of seven directors to serve until our 2005 annual meeting. Additional information about the election of directors and a brief biography of each nominee begins on page 4.

OUR BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

2.	Ratify Appointment of Our Independent Auditors

The second proposal is the ratification of the appointment of KPMG LLP as our independent auditors. More information about this proposal begins on page 10.

OUR BOARD RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF

KPMG LLP AS OUR INDEPENDENT AUDITORS.

Other Matters

Other than the proposals listed above, our board of directors does not intend to present any other matters to be voted on at the meeting. Our board is not currently aware of any other matters that will be presented by others for action at the meeting. However, if other matters are properly presented at the meeting and you have signed and returned your proxy card, the proxies will have discretion to vote your shares on these matters to the extent authorized under the Exchange Act.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

We currently have seven (7) directors. At the Annual Meeting, a board of seven (7) directors will be elected, each to hold office until his or her successor is elected and qualified, or until his or her death, resignation, or removal. Each of the nominees is currently a director of SERENA. Shares represented by the accompanying proxy will be voted for the election of the seven nominees (recommended by the board of directors) who are named in the following table, unless the proxy is marked in such a manner as to withhold authority to so vote. SERENA has no reason to believe that the nominees for election will not be available to serve their prescribed terms. If any nominee for any reason is unable to serve or will not serve, however, the proxy may be voted for such substitute nominee as the persons appointed in the proxy may in their discretion determine.

The following table sets forth certain information concerning the nominees, which information is based on data furnished to SERENA by the nominees:

Name	Age	Position(s) with SERENA	Director Since
Douglas D. Troxel	59	Chief Technology Officer, Chairman of the Board and Director	1980
Mark E. Woodward	45	President, Chief Executive Officer and Director	2000
Robert I. Pender, Jr.	46	Senior Vice President, Finance and Administration, Chief Financial Officer and Director	2000
J. Hallam Dawson (1)(2)(3)	67	Director	2001
Gregory J. Owens (1)(2)	43	Director	2002
David G. DeWalt (2)(3)	40	Director	2003
Carl Bass (1)	46	Director	2004

(1)	Member of Compensation Committee.
(2)	Member of Audit Committee.
(3)	Member of Nominating and Governance Committee.

There is no family relationship among any of the directors and executives of SERENA.

Douglas D. Troxel is the founder of SERENA and has served on SERENA’s Board of Directors since April 1980. He has also served as SERENA’s Chief Technology Officer since April 1997. From June 1980 to April 1997, Mr. Troxel served as the President and Chief Executive Officer of SERENA. Mr. Troxel holds a B.S. in mathematics from Iowa State University.

Mark E. Woodward has served as a member of SERENA’s board of directors since June 2000, as President, Chief Executive Officer since May 2000, as Vice President, Worldwide Operations from February 2000 through April 2000 and as Vice President, Sales from November 1998 to February 2000. From August 1997 until November 1998, Mr. Woodward was Senior Vice President, Sales for Live Picture, Inc., a developer of Internet imaging technology. From August 1995 until August 1997, Mr. Woodward was Vice President, Sales for McAfee Associates, a network management firm. From March 1989 until August 1995, Mr. Woodward was Vice President, Sales for Legent, Inc., a developer of software change management products.

Robert I. Pender, Jr. has served as a member of SERENA’s board of directors since June 2000 and as Senior Vice President, Finance and Administration, Chief Financial Officer since December 1997. From December 1996 until August 1997, Mr. Pender was Vice President, Finance of Mosaix, Inc., a customer interaction software company. From April 1993 until December 1996, Mr. Pender served in a variety of positions, most recently as Chief Financial Officer, with ViewStar Corporation, a client/server workflow software company that was acquired by Mosaix, Inc. in December 1996. Mr. Pender holds a B.A. in accounting from Baylor University and a M.S. in financial planning and tax from Golden Gate University.

J. Hallam Dawson has served as a member of SERENA’s Board of Directors since December 2001. Mr. Dawson is and has served as Chairman of IDI Associates, a private Latin American investment bank, since September 1986. Previously, Mr. Dawson served as Executive Vice President and then President of Crocker National Bank and in various commercial lending and international banking positions at the First National Bank of Chicago. Mr. Dawson is also a Director of Autodesk, Inc., a design software and digital content company, and Chinatrust Bank (USA). Mr. Dawson holds a B.A. in economics from Vanderbilt University and an M.B.A. from Harvard University.

Gregory J. Owens has served as a member of SERENA’s Board of Directors since March 2002. Mr. Owens currently serves as Chairman, President and Chief Executive Officer of Manugistics Group, Inc., a global provider of solutions for supply chain management. From 1993 to 1999, Mr. Owens served as Managing Partner for Logistics and Planning, as well as Managing Partner of Global Supply Chain Management, at Andersen Consulting (Accenture). Mr. Owens holds a B.S. in industrial management from the Georgia Institute of Technology.

David G. DeWalt has served as a member of SERENA’s Board of Directors since April 2003. Mr. DeWalt currently serves as President of the Documentum Software Division and Executive Vice President of EMC Corporation, the world leader in products, services and solutions for information storage and management. Mr. DeWalt served as President and CEO of Documentum, the global leader in enterprise content management, before EMC acquired the company in 2003. Prior to joining Documentum, Mr. DeWalt was Founding Principal and Vice President of Eventus Software, a web content software company. Following the 1998 acquisition of Eventus by Segue Software, an e-business software company, Mr. DeWalt served as Segue’s Vice President of North American Sales. Before Eventus, Mr. DeWalt was Vice President of Sales and Marketing at Quest Software, a provider of performance management solutions. Prior to that, Mr. DeWalt held various positions in sales management with Oracle Corporation. Mr. DeWalt holds a B.S. in computer science and electrical engineering from the University of Delaware.

Carl Bass has served as a member of SERENA’s Board of Directors since January 2004. Mr. Bass currently serves as Senior Executive Vice President of the Design Solutions Group of Autodesk, Inc., the world’s leading design software and digital content company. Previously, Mr. Bass served as Autodesk’s Chief Strategy Officer and Executive Vice President of Emerging Business. Prior to Autodesk’s acquisition of Buzzsaw, Mr. Bass was Buzzsaw’s Chairman, Chief Executive Officer and President. Prior to joining Autodesk, Mr. Bass co-founded Ithaca Software, the developers of HOOPS, which was acquired by Autodesk in 1994. Mr. Bass holds a B.S. in mathematics from Cornell University.

Vote Required and Board of Directors’ Recommendation

Directors will be elected by a plurality of the votes of the shares present and entitled to vote at the Annual Meeting and entitled to vote on the election of directors. The seven nominees who receive the most votes will be elected. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors. The board of directors has unanimously approved the foregoing slate of nominees and recommends that stockholders vote FOR the election of the nominees listed above.

Board and Corporate Governance Committee Meetings

SERENA’s board of directors held eleven (11) meetings during the fiscal year ended January 31, 2004. Except as noted below, no director during fiscal 2004 attended fewer than seventy-five percent (75%) of the aggregate of (i) the total number of meetings of the board of directors held during the period for which such person was a director and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the period such person served) of the meetings of the board of directors held during fiscal 2004. A former director, Jerry Ungerman, attended 70% of the meetings while he was a director during fiscal 2004. Carl Bass, who was appointed to the board of directors in the last month of fiscal 2004, was unable to attend the only board meeting held in fiscal 2004 after his appointment to the board.

Our Board of Directors has summarized its corporate governance practices in the Corporate Governance Guidelines for Serena Software, Inc., a copy of which is available on the Corporate Governance page of the Investors section of our website at http://www.serena.com and is available in print upon request by any stockholder. Our Board of Directors currently has three committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Each committee has a written charter approved by the Board of Directors outlining the principal responsibilities of the committee. These charters are also available on the Corporate Governance page of the Investor section of our website. The charters for our Audit Committee and Compensation Committee were amended in February 2004, and the revised Audit Committee charter is included with this Proxy Statement as Appendix A.

Audit Committee

SERENA Software, Inc.’s Audit Committee is comprised of directors J. Hallam Dawson, Gregory J. Owens and David G. DeWalt, each of whom has been determined to be independent within the meaning of the rules of the Securities and Exchange Commission and the listing standards of The Nasdaq Stock Market (the “Nasdaq Rules”) and was formed in January 1999 in connection with SERENA’s initial public offering of its common stock. The Audit Committee met four (4) times in fiscal 2004.

The purposes of the Audit Committee are to review with SERENA’s management and independent auditors such matters as internal accounting controls and procedures, the plan and results of the annual audit, and suggestions of the auditors for improvements in accounting procedures; to nominate independent auditors; and to provide such additional information as the committee may deem necessary to make the board of directors aware of significant financial matters which require the board’s attention, as well as perform such other functions as may be required by the stock market upon which our company stock is listed. David G. DeWalt was appointed to the Audit Committee on May 21, 2003. The board of directors has designated Messrs. Dawson, Owens and DeWalt as “audit committee financial experts” within the meaning of the rules of the Securities and Exchange Commission and has determined that each has the accounting and related financial management expertise to satisfy the requirement that at least one member of the Audit Committee be financially sophisticated within the meaning of the Nasdaq Rules.

Compensation Committee

Our Compensation Committee is comprised of directors J. Hallam Dawson, Gregory J. Owens and Carl Bass and was formed in January 1999 in connection with SERENA’s initial public offering of its common stock. The Compensation Committee met two (2) times in fiscal 2004. The purposes of the Compensation Committee are to review and approve the compensation to be paid or provided to SERENA’s executive officers, the aggregate compensation of all employees of SERENA, the terms of compensation plans and to administer SERENA’s Amended and Restated 1997 Stock Option and Incentive Plan. Carl Bass was appointed to the Compensation Committee on February 18, 2004.

Nominating and Governance Committee

Our Nominating and Governance Committee is comprised of directors J. Hallam Dawson and David G. DeWalt and was originally formed in May 2001, as a Nominating Committee, in connection with the Company’s desire to find qualified and appropriate candidates to serve on SERENA’s board of directors. The Nominating Committee became known as the Nominating and Governance Committee in November 2003, when the expanded charter for the Nominating and Governance Committee was adopted.

In addition to the Committee’s former duties, the Nominating and Governance Committee must also ensure that our board of directors is properly constituted to meet its fiduciary obligations and follows appropriate governance standards. David G. DeWalt was appointed to the Nominating and Governance Committee on May 21, 2003. The Nominating and Governance Committee met two (2) times in fiscal 2004.

Director Independence

In 2003, consistent with the Nasdaq Rules regarding director independence, our Board of Directors undertook a review of the independence of our directors and considered whether any director had any relationship with SERENA Software, Inc. or management that would compromise his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, our Board of Directors affirmatively determined that Directors Bass, Dawson, DeWalt, and Owens are independent within the meaning of the Nasdaq Rules.

Code of Business Conduct and Code of Ethics for Officers

Our Board of Directors has adopted a Code of Business Conduct and Ethics that is applicable to all of our employees, officers and directors. Our Code of Business Conduct and Ethics is intended to ensure that our employees act ethically and with a commitment to honesty and fairness. In addition, we have in place a Code of Ethics for Principal Executive and Key Financial Officers, which applies to our principal executive officer, our principal financial officer, our principal accounting officer or controller and persons performing similar functions and responsibilities. This code is intended to deter wrongdoing and promote ethical conduct among our executives and to ensure all of our public disclosure is full, fair and accurate. The Code of Business Conduct and Ethics and the Code of Ethics for Principal Executive and Key Financial Officers are available on the Corporate Governance page of the Investor section of our website at http://www.serena.com.

Director Compensation

SERENA reimburses each member of our board of directors for out-of-pocket expenses incurred in connection with attending board meetings. Beginning in February 2004, each non-employee director who does not Chair a committee will receive an annual cash retainer of $25,000 paid quarterly. Each non-employee director who is also a Chairperson of a standing committee will receive an annual cash retainer of $30,000 paid quarterly.

SERENA’s Amended and Restated 1999 Director Option Plan provides that options will be granted to non-employee directors pursuant to an automatic non-discretionary grant mechanism. Each new non-employee director is automatically granted an option to purchase 37,500 shares of common stock at the time he or she is first elected to the board of directors. Each eligible non-employee director will subsequently be granted an option to purchase 15,000 shares of common stock at the beginning of each fiscal year. Each such option will be granted at the fair market value of the common stock on the date of grant. Options granted to eligible non-employee directors under the Amended and Restated 1999 Director Option Plan prior to fiscal 2003 will become exercisable over four years, with one quarter of the shares subject to the option vesting after one year and the remaining shares vesting ratably in monthly installments thereafter. Beginning in fiscal 2003, options granted to eligible non-employee directors under the Amended and Restated 1999 Director Option Plan, excluding those grants issued at the time he or she is first elected to the board of directors, will become exercisable over one year, with all the shares subject to the option vesting after one year.

On February 1, 2003, Mr. Dawson and Mr. Owens were each granted 15,000 options under the Amended and Restated 1999 Director Option Plan. These grants were made at fair market value of $14.85 per share and vest in their entirety upon the first anniversary of the respective grant. On February 1, 2004, Mr. Dawson, Mr. Owens and Mr. DeWalt were each granted 15,000 options under the Amended and Restated 1999 Director Option Plan. These grants were made at fair market value of $23.14 per share and vest in their entirety upon the first anniversary of the respective grant.

On December 7, 2001 in connection with Mr. Dawson’s appointment to SERENA’s board of directors, Mr. Dawson was granted 37,500 options under the Amended and Restated 1999 Director Option Plan. The grant was made at fair market value of $25.87 per share with one quarter of the shares vesting upon the first anniversary of the respective grant and 1/36 of the remaining shares vesting monthly thereafter.

On March 25, 2002 in connection with Mr. Owens’ appointment to SERENA’s board of directors, Mr. Owens was granted 37,500 options under the Amended and Restated 1999 Director Option Plan. The grant was made at fair market value of $19.35 per share with one quarter of the shares vesting upon the first anniversary of the respective grant and 1/36 of the remaining shares vesting monthly thereafter.

On April 14, 2003 in connection with Mr. DeWalt’s appointment to SERENA’s board of directors, Mr. DeWalt was granted 37,500 options under the Amended and Restated 1999 Director Option Plan. The grant was made at fair market value of $14.69 per share with one quarter of the shares vesting upon the first anniversary of the respective grant and 1/36 of the remaining shares vesting monthly thereafter.

On January 13, 2004 in connection with Mr. Bass’s appointment to SERENA’s board of directors, Mr. Bass was granted 37,500 options under the Amended and Restated 1999 Director Option Plan. The grant was made at fair market value of $20.97 per share with one quarter of the shares vesting upon the first anniversary of the respective grant and 1/36 of the remaining shares vesting monthly thereafter.

Director Nomination Process

Stockholder Recommendations and Nominations

It is the policy of the Nominating and Governance Committee to consider director candidates recommended by our stockholders holding on the date of submission of such recommendation, at least 250,000 shares of our common stock continuously for at least 12 months prior to such date.

Stockholders desiring to recommend a candidate for election to the board of directors should send their recommendation in writing to the attention of the Chairman of the Nominating and Governance Committee, at our offices located at 2755 Campus Drive, San Mateo, California 94403. This written recommendation must include the information and materials required by our bylaws as well as the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and SERENA within the last three years and evidence of the required ownership of our common stock by the recommending stockholder. A copy of the relevant bylaw provision is available upon written request to our Corporate Secretary at the address provided above.

In accordance with the advance notice provision in our bylaws, director nominations to be considered at the next annual meeting of stockholders must be received by March 25, 2005.

Identifying and Evaluating Nominees for Director

The nominating and governance committee uses the following procedures for identifying and evaluating any individual recommended or offered for nomination to the board of directors:

•	The committee considers candidates recommended by stockholders in the same manner as candidates recommended by other sources.

•	The committee considers the following factors in its evaluation of candidates:

•	The current size and composition of the board of directors and the needs of the board of directors and the respective committees of the board of directors.

•	The candidate’s judgment, independence, character and integrity, area of expertise, diversity of experience, length of service and potential conflicts of interest.

•	Other factors that the committee considers appropriate.

The nominating and governance committee requires the following minimum qualifications to be satisfied by any candidate recommended or offered for nomination to the board of directors:

•	The highest personal and professional ethics and integrity.

•	Proven achievement and competence in the candidate’s field and the ability to exercise sound business judgment.

•	Skills that are complementary to those of the existing board of directors.

•	The ability to assist and support management and make significant contributions to our success.

•	An understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate directly with our independent directors may do so by sending an e mail message to Vita Strimaitis, our senior vice president and general counsel, at vstrimaitis@serena.com. Ms. Strimaitis monitors these communications and provides a summary of all received messages to the board of directors at its regularly scheduled meetings. Where the nature of the communication warrants, Ms. Strimaitis may determine to obtain more immediate attention of the appropriate committee or independent director of the board of directors, of independent advisors or of our management. Ms. Strimaitis may decide in her judgment whether a response to any stockholder communication is necessary.

Attendance at the Annual Meeting of the Stockholders

All directors are welcome to attend the annual meeting of stockholders. At the 2003 annual meeting of stockholders, directors Troxel, Dawson, Woodward and Pender were in attendance.

Interlocks and Insider Participation

The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for the directors and officers of SERENA and administering various incentive compensation and benefit plans. The Compensation Committee consists of J. Hallam Dawson, Gregory J. Owens and Carl Bass. Mark E. Woodward, President, Chief Executive Officer and a director of SERENA, participated in all discussions and decisions regarding salaries and incentive compensation for all employees and consultants of SERENA, except that he was excluded from discussions regarding his own salary and incentive compensation. No interlocking relationship exists between any member of SERENA’s Compensation Committee and any member of any other company’s board of directors or compensation committee.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The board of directors has selected KPMG LLP, independent auditors, to audit the financial statements of SERENA for the current fiscal year ending January 31, 2005. SERENA expects that representatives of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer any appropriate questions.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares of Company stock present or represented and voting at the Annual Meeting will be required to approve this proposal. An abstention or nonvote is not an affirmative vote and, therefore, will have the same effect as a vote against the proposal.

The board of directors has unanimously approved this proposal and recommends that stockholders vote FOR the ratification of the selection of KPMG LLP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of SERENA’s common stock as of March 31, 2004 by (i) each person or entity who is known by SERENA to own beneficially 5% or more of SERENA’s outstanding common stock; (ii) each director of SERENA; (iii) SERENA’s Chief Executive Officer and each of SERENA’s four most highly compensated executive officers who were serving as executive officers of SERENA as of January 31, 2004 (the “Named Executive Officers”); and (iv) all directors and executive officers of SERENA as a group.

	Shares Beneficially Owned (1)
Name and Address of Beneficial Owner (2)	Number	Percent
Douglas D. Troxel (3)	15,165,427	37.0%
Wellington Management Company, LLP (4)	4,413,810	10.8%
75 State Street
Boston, MA 02109
TimeSquare Capital Management, Inc. (5)	2,156,874	5.3%
Four Times Square, 25th Floor
New York, NY 10036
Mark E. Woodward (6)	656,973	1.6%
Robert I. Pender, Jr. (7)	300,755	*
L. Evan Ellis, Jr. (8)	238,882	*
Kevin C. Parker (9)	112,201	*
Vita A. Strimaitis (10)	70,941	*
J. Hallam Dawson (11)	38,656	*
Gregory J. Owens (12)	35,312	*
David G. DeWalt (13)	10,156	*
Carl Bass (14)	—	*
All directors and executive officers as a group (10 persons)	16,629,303	40.6%

*	Less than 1%.
(1)	Percentage ownership is based on 40,983,097 shares of common stock outstanding as of March 31, 2004. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2004 are deemed to be outstanding for the purpose of computing the percentage ownership of a person or entity in this table, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or entity.
(2)	Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.
(3)	Includes 13,433,125 shares of common stock held by Mr. Troxel as trustee of the Troxel Living Trust and 1,307,302 shares of common stock held by Mr. Troxel as a general partner for Troxel Investments, L.P. and 425,000 shares of common stock held by Mr. Troxel as Manager for Troxel Investments, LLC. Mr. Troxel is SERENA’s founder, Chief Technology Officer and Chairman of SERENA’s board of directors.
(4)	Beneficial ownership information is based on information reported on Schedule 13G filed with the SEC on April 8, 2004 by Wellington Management Company, LLP on behalf of itself and affiliated entities
(5)	Beneficial ownership information is based on information reported on Schedule 13G filed with the SEC on February 13, 2004 by TimeSquare Capital Management, Inc. on behalf of itself and affiliated entities. According to the Schedule, the shares are also beneficially owned by its parent holding company, CIGNA.
(6)	Includes 655,208 shares subject to stock options held by Mr. Woodward that are exercisable within 60 days of March 31, 2004. Mr. Woodward is a director and SERENA’s President and Chief Executive Officer.

(7)	Includes 300,755 shares subject to stock options held by Mr. Pender that are exercisable within 60 days of March 31, 2004. Mr. Pender is a director and SERENA’s Senior Vice President, Finance and Administration, and Chief Financial Officer.
(8)	Includes 238,854 shares subject to stock options held by Mr. Ellis that are exercisable within 60 days of March 31, 2004. Mr. Ellis is SERENA’s Senior Vice President, Chief Operating Officer.
(9)	Includes 109,371 shares subject to stock options held by Mr. Parker that are exercisable within 60 days of March 31, 2004. Mr. Parker is SERENA’s Vice President, Research and Development.
(10)	Includes 68,748 shares subject to stock options held by Ms. Strimaitis that are exercisable within 60 days of March 31, 2004. Ms. Strimaitis is SERENA’s Senior Vice President, General Counsel and Secretary.
(11)	Includes 37,656 shares subject to stock options held by Mr. Dawson that are exercisable within 60 days of March 31, 2004. Mr. Dawson is a member of SERENA’s board of directors.
(12)	Includes 35,312 shares subject to stock options held by Mr. Owens that are exercisable within 60 days of March 31, 2004. Mr. Owens is a member of SERENA’s board of directors.
(13)	Includes 10,156 shares subject to stock options held by Mr. DeWalt that are exercisable within 60 days of March 31, 2004. Mr. DeWalt is a member of SERENA’s board of directors.
(14)	Mr. Bass is a member of SERENA’s board of directors.

EXECUTIVE COMPENSATION

The table below and footnotes thereto set forth in summary form information concerning the compensation awarded to, earned by, or paid for services rendered to SERENA in all capacities during the fiscal years ended January 31, 2004, 2003 and 2002 by our current President and Chief Executive Officer and our next four most highly compensated executive officers (Named Executive Officers) whose salary and bonus for fiscal 2004 exceeded $100,000. Other than the salary and bonus described in the table below, we did not pay any executive officer named in the Summary Compensation Table any fringe benefits, perquisites or other compensation in excess of 10% of such executive officer’s salary and bonus during fiscal 2004. Bonus and commission figures for all fiscal years presented represent bonuses and commissions earned and paid in the fiscal year as well as bonuses and commissions earned in the fiscal year but paid in the following fiscal year.

Summary Compensation Table

	Annual Compensation				Long-term Compensation Awards		All Other Compensation
Name and Principal Position	Fiscal Year	Salary		Bonus (1)	Restricted Stock Awards ($)	Securities Underlying Options (#)	Matching 401(k) Contributions	Group Life Insurance Premiums	Misc.
Mark E. Woodward Director, President and Chief Executive Officer	2004 2003 2002	$300,000 300,000 250,000		$243,117 235,250 106,438	— — —	120,000 350,000 —	$8,000 1,833 8,467	$630 438 367	— — —

Robert I. Pender, Jr. Director, Senior Vice President Finance and Administration, Chief Financial Officer	2004 2003 2002	225,000 225,000 192,000		170,182 192,325 70,125	— — —	80,000 275,000 —	8,000 7,478 6,843	315 316 181	— — 240	(3)

L. Evan Ellis, Jr. Senior Vice President, Chief Operating Officer	2004 2003 2002	208,000 208,000 125,000	(2)	143,252 189,180 75,000	— — —	225,000 75,000 400,000	8,000 5,282 —	284 281 157	— — —

Kevin C. Parker Vice President, Research and Development	2004 2003 2002	171,500 171,500 165,000		75,760 79,335 19,600	— — —	20,000 80,000 —	8,000 8,022 6,850	218 215 188	— — —

Vita A. Strimaitis Senior Vice President, General Counsel and Secretary	2004 2003 2002	203,125 197,500 190,000		38,974 38,465 —	— — —	20,000 80,000 —	8,000 8,025 6,800	179 176 168	110 — —	(3)

(1)	In August 2001, in response to the general weakening of the worldwide economy and resulting slowdown in IT spending, the Company announced a restructuring plan that included, among other cost control initiatives, the elimination of cash bonus payments to senior executives in fiscal 2002 effective with the beginning of the second quarter of fiscal 2002.
(2)	Represents salary earned and paid in the fiscal year when the executive was not employed by SERENA for the entire fiscal year.
(3)	Represents professional dues paid by SERENA on behalf of the employee.

Option Grants During Last Fiscal Year

The following table sets forth certain information with respect to stock options granted to each of the Named Executive Officers during fiscal 2004, including the potential realizable value over the 10 year term of the options based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These assumed rates of appreciation comply with the rules of the Securities and Exchange Commission and do not represent SERENA’s estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of SERENA common stock. In fiscal 2004, SERENA granted options to acquire up to an aggregate of 1,422,475 shares to employees and directors, 1,317,475 shares of which came under the Amended and Restated 1997 Stock Option and Incentive Plan and 105,000 shares of which came under the Amended and Restated 1999 Director Option Plan. All grants under both plans were at an exercise price equal to not less than the fair market value of SERENA’s common stock on the date of grant. Optionees may pay the exercise price by cash, check or delivery of already-owned shares of SERENA’s common stock. All options granted in fiscal 2004 under the Amended and Restated 1997 Stock Option and Incentive Plan and 75,000 options granted in fiscal 2004 under the Amended and Restated 1999 Director Option Plan vest over four years with 25% of the shares subject to option vesting on the first anniversary of the grant date, and the remaining option shares vesting ratably monthly thereafter. The remaining 30,000 options granted in fiscal 2004 under the Amended and Restated 1999 Director Option Plan vest over one year, with all the shares subject to the option vesting after one year.

	Number of Securities Underlying Options Granted	Percentage of Total Options Granted in Fiscal 2004	Average Exercise Price Per Share	Expiration Date	Potential Realizable Annual Rates of Stock Price Appreciation For Options Term
					5%	10%
Mark E. Woodward	120,000	8.4%	$14.660	2/19/13	$1,106,351	$2,803,712
Robert I. Pender, Jr.	80,000	5.6%	$14.660	2/19/13	$737,568	$1,869,141
L. Evan Ellis, Jr.	225,000	15.8%	$18.475	9/10/13	$2,614,252	$6,625,028
Kevin C. Parker	20,000	1.4%	$14.660	2/19/13	$184,392	$467,285
Vita A. Strimaitis	20,000	1.4%	$14.660	2/19/13	$184,392	$467,285

Aggregate Option Exercises During the Last Fiscal Year

And Fiscal Year-End Option Values

The following table sets forth certain information regarding stock options held as of January 31, 2004 by the Named Executive Officers. The “Value of Unexercised In-the-Money Options at January 31, 2004” is based upon the fair market value on January 31, 2004 of $23.140 per share, minus the per share exercise price, multiplied by the number of shares underlying the option. See “Employment Agreement and Change in Control Arrangements.”

	Shares Acquired on Exercise(#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at January 31, 2004		Value of Unexercised In-the-Money Options at January 31, 2004
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mark E. Woodward	—	$—	556,248	366,877	$3,320,092	$3,380,477
Robert I. Pender, Jr.	—	$—	261,172	258,648	$1,647,264	$2,481,904
L. Evan Ellis, Jr.	—	$—	206,466	425,106	$488,021	$2,282,011
Kevin C. Parker	—	$—	90,207	87,293	$387,395	$738,688
Vita A. Strimaitis	—	$—	61,459	87,293	$51,384	$738,688

Equity Compensation Plan Information

The following table sets forth information as of January 31, 2004 about our common stock that may be issuable upon the exercise of options and rights granted to employees, consultants and members of our Board of Directors under all existing equity compensation plans.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
	(a)	(b)	(c)
Plan Category:
Equity compensation plans approved by security holders (1)	4,764,130	$17.98	1,808,029
Equity compensation plans not approved by security holders	—	—	—
Total	4,764,130	$17.98	1,808,029

(1)	Consists of the following plans: The Amended and Restated 1997 Stock Option and Incentive Plan (the “Plan”), the Amended and Restated 1999 Director Option Plan (the “Director Plan”) and the Employee Stock Purchase Plan.

Employment Agreements and Change in Control Arrangements

SERENA and Douglas D. Troxel, SERENA’s founder, Chief Technology Officer, Chairman of the Board and Director, are parties to an employment agreement that automatically renews each June unless Mr. Troxel is terminated for cause.

SERENA entered into Management Retention Agreements dated April 24, 2003 (the “Retention Agreements”) with Mr. Woodward, the Company’s Chief Executive Officer, and Mr. Pender, the Company’s Chief Financial Officer. The Retention Agreements call for the continuation of certain company benefits should the individual’s employment with SERENA be terminated for reasons other than cause, the employee’s death or disability or in connection with or within twelve months of a Change in Control. Such company benefits would include salary continuation and 100% of Company-paid health, dental and vision insurance coverage for a period of six (6) months following the employee’s termination of employment, and accelerated vesting of equity awards in that number of shares that would otherwise have been vested on the six-month anniversary of the date of the employee’s termination. In connection with or within twelve months of a Change of Control, the Retention Agreements call for the continuation of certain company benefits should the individual’s employment with SERENA be terminated for reasons other than cause, the employee’s death or disability or by employee pursuant to a voluntary termination for good reason. Such company benefits would include salary continuation and 100% of Company-paid health, dental and vision insurance coverage for a period of twelve (12) months following the employee’s termination of employment, and a cash bonus equal to the annual target bonus for the fiscal year of the Company in which employee’s employment is terminated prorated for the time in which the employee served as an employee during that fiscal year plus the twelve (12) month Change in Control severance period.

The Amended and Restated 1997 Stock Option and Incentive Plan provides that in the event of a merger or consolidation of SERENA with or into another corporation, a sale of substantially all of SERENA’s assets or certain other changes in control of SERENA, the right of SERENA to repurchase shares purchased pursuant to a restricted stock purchase agreement lapses. Additionally, in any of the events noted in the preceding sentence, the holders of stock options awarded under the Amended and Restated 1997 Stock Option and Incentive Plan shall have the right to exercise all of the shares of stock covered under the applicable option agreement, including shares which would not otherwise be exercisable.

Report of the Compensation Committee of the Board of Directors

Notwithstanding any statement to the contrary in any of SERENA’s previous or future filings with the Securities and Exchange Commission, the “Report of the Compensation Committee of the board of directors” and the “Company Performance” graph shall not be deemed “filed” with the Commission and shall not be incorporated by reference by any general statement incorporating this Proxy Statement into any such filings.

The Compensation Committee of the board of directors (the “Compensation Committee”) establishes the general compensation policies of SERENA and the compensation plans and the specific compensation levels for senior executives, including SERENA’s Chief Executive Officer.

General Compensation Philosophy

The primary objectives of SERENA’s executive compensation policies include the following:

•	To attract, motivate, and retain a highly qualified executive management team;

•	To link executive compensation to SERENA’s financial performance as well as to define individual management objectives established by the Compensation Committee;

•	To compensate competitively with the practices of similarly situated technology companies; and

•	To create management incentives designed to enhance stockholder value.

SERENA competes in an aggressive and dynamic industry and, as a result, believes that finding, motivating, and retaining quality employees, particularly senior managers, sales personnel, and technical personnel, are key factors to SERENA’s future success. The Compensation Committee’s compensation philosophy seeks to align the interests of stockholders and management by tying compensation to SERENA’s financial performance, either directly in the form of salary and bonuses paid in cash or indirectly in the form of appreciation of stock options granted to employees through SERENA’s equity incentive programs.

Cash Compensation

SERENA seeks to provide cash compensation to its executive officers, including base salary and an annual cash bonus, at levels that are commensurate with cash compensation paid at similarly situated technology companies. Annual increases in base salary are determined on an individual basis based on market data and a review of the officer’s performance and contribution to various individual, departmental, and corporate objectives. Cash bonuses are intended to provide additional incentives to achieve such objectives.

The fiscal 2004 salaries and cash bonuses of each of the executive officers of SERENA were determined by the Compensation Committee of the board of directors, upon the recommendation of the Chief Executive Officer. In addition, cash bonuses for SERENA’s President and Chief Executive Officer and Chief Financial Officer were allocated from a bonus pool established by the board of directors based on overall SERENA earnings. Cash bonuses were also earned by operational vice presidents based on their divisional financial performance and the overall financial performance of SERENA.

Based on a review of proxy data and other relevant market data, the Compensation Committee believes that cash compensation paid to SERENA’s executive officers, including the Chief Executive Officer, was generally consistent with amounts paid to officers with similar responsibilities at similarly-situated software companies.

Equity-Based Compensation

Stock Options.    Stock options are periodically granted to provide additional incentive to executives and other employees to maximize long-term total return to SERENA’s stockholders. Stock options are a particularly strong incentive because they are valuable to employees only if the fair market value of SERENA’s common stock increases above the exercise price, which is set at the fair market value of SERENA common stock on the date the option is granted. In addition, employees must remain employed with SERENA for a fixed period of time in order for the options to vest fully. Options generally vest over a four year period to encourage option holders to continue in the employ of SERENA.

All of the stock options granted to executives in the year ended January 31, 2004 were based on recommendations of the Compensation Committee and approved by the independent members of the board of directors. Option grants to employees were determined by the Compensation Committee or the full board of directors. In making its determination, the Compensation Committee intends to consider the executive’s position at SERENA, such executive’s individual performance, the number of options held (if any) and the extent to which such options are vested, and any other factors that the Compensation Committee may deem relevant.

Submitted by the Compensation Committee of the Company’s board of directors, J. Hallam Dawson, Gregory J. Owens and Carl Bass.

Audit Committee Report

The Audit Committee of the SERENA Software, Inc. board of directors (the “Audit Committee”) was comprised of three independent directors in fiscal 2004 and operates under a written charter adopted by the Board (see Exhibit A). The members of the Audit Committee are J. Hallam Dawson, David G. DeWalt and Gregory J. Owens (Mr. DeWalt was appointed May 21, 2003). The board of directors has determined that all three members are “audit committee financial experts” as such term is defined in the applicable rules and regulations.

As described more fully in its charter, the Audit Committee, on behalf of the board of directors, oversees SERENA’s financial reporting, internal controls, and audit process; and monitors compliance with applicable laws, regulations, and policies. In addition, the Audit Committee approves the selection, compensation, evaluation, and, when appropriate, the replacement of the Company’s auditors. All services provided by the Company’s auditors are pre-approved.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Company’s auditors, KPMG LLP, are responsible for expressing an opinion on the conformity of SERENA’s audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee reviewed and discussed with management and the Company’s auditors the audited financial statements for fiscal 2004 and SERENA’s critical accounting policies.

The Audit Committee received and reviewed the written disclosures from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with KPMG LLP their independence from the Company. In addition, the Audit Committee considered whether the information technology and other non-audit services provided by the auditors’ firm could impair the auditors’ independence and concluded that such services have not impaired the auditors’ independence.

Based on the Audit Committee’s discussion with management and the auditors and the Audit Committee’s review of the representation of management and the auditors’ report to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended January 31, 2004 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company’s board of directors, J. Hallam Dawson, David G. DeWalt and Gregory J. Owens.

Principal Accountant Fees and Services

The following table sets forth the aggregate fees earned by KPMG LLP for audit services rendered in connection with the consolidated financial statements and reports for fiscal 2004 and fiscal 2003, and for other services rendered during fiscal 2004 and fiscal 2003 on behalf of SERENA and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services. The aggregate fees earned by KPMG LLP comprised the following (in thousands):

	Fiscal 2004		Fiscal 2003
	Amount	% of Total	Amount	% of Total
Fee Category:
Audit Fees	$281	42.6%	$189	49.5%
Audit-Related Fees	159	24.1%	27	7.1%
Tax Fees	212	32.1%	135	35.3%
All Other Fees	8	1.2%	31	8.1%

Total Fees	$660	100.0%	$382	100.0%

Audit Fees: Consists of fees earned for professional services rendered for the audit of SERENA’s consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation.

Audit-Related Fees: Consists of fees for assurance and related services that are reasonably related to the performance of the audit or review of SERENA’s consolidated financial statements and are not reported under “Audit Fees”. These fees include accounting consultations in connection with acquisitions and our recent debt offering, and consultations concerning financial accounting and reporting standards.

Tax Fees: Consists of tax compliance, tax preparation and other tax services. Tax compliance and tax preparation consists of fees earned for professional services related to federal, state and international tax compliance, assistance with tax audits and appeals, expatriate tax services, and assistance related to the impact of acquisitions. Other tax services consist of fees earned for other miscellaneous tax consulting and planning projects.

All Other Fees: Consists of fees for all other services other than those reported above. These services include review of business process and other specialized consulting services.

In making its recommendation to ratify the appointment of KPMG LLP as SERENA’s independent auditors for the fiscal year ending January 31, 2005, the audit committee has considered whether services other than audit and audit-related provided by KPMG LLP are compatible with maintaining the independence of KPMG LLP. All services were pre-approved by the audit committee prior to their commencement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires SERENA’s officers and directors and persons who own more than 10% of a registered class of SERENA’s equity securities to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission. Such officers, directors, and 10% stockholders are also required by applicable rules to furnish SERENA with copies of all Section 16(a) reports they file.

To the company’s knowledge, based solely upon review of the copies of such reports furnished to SERENA during the fiscal year ended January 31, 2004, no director, officer or beneficial holder of more than 10% of any class of equity securities of the Company failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year.

CERTAIN TRANSACTIONS

Not Applicable.

COMPANY PERFORMANCE

The following line graph compares the cumulative total return to stockholders on SERENA’s common stock since February 12, 1999. The graph compares stockholder return on SERENA’s common stock with the same cumulative total return on the Nasdaq Stock Market—U.S. Index and the Research Data Group (RDG) Technology Composite Index. The information contained in the Performance Graph shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that SERENA specifically incorporates it by reference into such filing.

The graph assumes that $100 was invested on February 12, 1999 in SERENA’s common stock in the Nasdaq Stock Market—U.S. Index and in the RDG Technology Composite Index and that all dividends were reinvested. No dividends have been declared or paid on SERENA’s common stock. Stockholder returns over the period indicated should not be considered indicative of future stockholder returns.

SERENA Software, Inc.

Stock Price Performance

[February 12, 1999 (Inception)—January 31, 2004]

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG SERENA SOFTWARE, INC.,

THE NASDAQ STOCK MARKET (U.S. & FOREIGN) INDEX,

AND THE RDG TECHNOLOGY COMPOSITE INDEX

*	$100 invested on 2/12/99 in stock or on 1/31/99 in index- including reinvestment of dividends.

Fiscal year ending January 31.

OTHER MATTERS

SERENA knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. You are, therefore, urged to mark, sign, date, and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

For the Board of Directors

SERENA SOFTWARE, INC.

/s/ Vita Strimaitis

Vita A. Strimaitis

Secretary

Dated: May 28, 2004

Appendix A

SERENA SOFTWARE, INC.

a Delaware corporation

Charter of the Audit Committee of the

SERENA Software, Inc. Board of Directors

I.	Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance and accounting.

•	Monitor the independence and performance of the Company’s independent auditors and internal auditing department.

•	Oversee compliance with applicable law, regulation and policy.

•	Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.	Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of the Securities and Exchange Commission and NASDAQ. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. If one or more of the Audit Committee members are not designated a financial expert under the rules promulgated by the relevant authorities, then the committee will explain why no such expert has been designated. Audit Committee members shall be appointed by the Board. The Committee shall designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall approve an agenda in advance of each meeting. The Committee shall meet regularly in executive session with the independent auditors.

III.	Audit Committee Responsibilities and Duties

Financial Reporting

1.	Review the Company’s annual report on Form 10-K prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

2.	In consultation with the management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management’s responses.

A-1

3.	Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly report on Form 10-Q prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors.

Independent Auditors

4.	Establish the direct accountability of the independent auditors to the Audit Committee.

5.	Approve the selection, compensation, evaluation, and replacement of independent auditors, including the composition of the audit service team; and pre-approve all fees and terms of audit and non-audit engagements, including the audit engagement letter.

6.	On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.

7.	Review the independent auditors audit plan-discuss scope, staffing, locations, reliance upon management, and general audit approach.

8.	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors and those matters required to be communicated to audit committees.

9.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

10.	Discuss with management and the independent auditors the management letter and responses, and any other significant written communications between the independent auditors and the Company.

Other	Audit Committee Responsibilities

11.	Review at least annually with management the Company’s system of internal controls. Periodically review any issues or failures relating to that system of controls.

12.	On at least an annual basis, review with the Company’s counsel any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

13.	Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

14.	Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

15.	Establish, review, and update periodically a Code of Conduct and ensure that management has established a system to enforce this Code.

16.	Monitor to ensure an effective whistleblower program is in place, with appropriate communication to the audit committee.

17.	Periodically perform an assessment of Audit Committee performance.

18.	Discuss, at least, annually the Company’s disaster recovery plan.

19.	Review financial and accounting personnel succession planning within the Company.

20.	Review any director and officers’ related party transactions and potential conflicts of interest.

21.	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

22.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

A-2

PROXY	SERENA SOFTWARE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mark E. Woodward and Robert I. Pender, Jr., and either of them, as attorneys of the undersigned with full power of substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of SERENA Software, Inc., to be held at SERENA’s principal executive offices at 2755 Campus Drive, 3rd Floor, San Mateo, California, 94403 on June 25, 2004 at 2:00 p.m., local time, and at any adjournment or postponement thereof, with all the powers which the undersigned might have if personally present at the meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated May 28, 2004, and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned shares of stock represented by this Proxy and by filing this Proxy with the Secretary of the Corporation gives notice of such revocation.

THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Δ FOLD AND DETACH HERE Δ

PLEASE MARK VOTES AS IN THIS EXAMPLE	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING:

1.	ELECTION OF DIRECTOR	FOR	WITHHELD			FOR	WITHHELD			FOR	AGAINST	ABSTAIN

01	NOMINEE: Douglas D. Troxel	☐	☐	05	NOMINEE: Mark E. Woodward	☐	☐	2.	To ratify the appointment of KPMG LLP as the Corporation’s independent auditors for the 2005 fiscal year	☐	☐	☐

02	NOMINEE: Robert I. Pender, Jr.	☐	☐	06	NOMINEE: Carl Bass	☐	☐		In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the meeting and any adjournment(s) or postponement thereof.

03	NOMINEE: J. Hallam Dawson	☐	☐	07	NOMINEE: Gregory J. Owens	☐	☐
04	NOMINEE: David G. DeWalt	☐	☐

						MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT				☐

THIS PROXY WILL BE VOTED AS DIRECTED, OR,
IF NO DIRECTION IS INDICATED, WILL BE VOTED
FOR THE LISTED NOMINEES IN THE ELECTION
OF DIRECTORS, AND FOR THE RATIFICATION OF
THE APPOINTMENT OF KPMG LLP AS
INDEPENDENT AUDITORS FOR THE 2005 FISCAL
						YEAR.

Signature:	Date:	Signature:	Date: , 2004
Please date and sign exactly as your name or names appear hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full titles held by joint tenants or as community property, both should sign.

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